UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2020

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[_] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 7.01.	Regulation FD Disclosure.

In prior years, The Bancorp Bank (the “Bank”), the wholly-owned subsidiary of The Bancorp, Inc. (the “Company”), has securitized certain of its commercial real estate loans.  As previously disclosed by the Company in its periodic filings and investor communications, if these loans are not sold or securitized, they will be held on the balance sheet as interest-earning assets. Currently, the Bank has decided to retain an existing portfolio of commercial real estate loans totaling $1.6 billion on its balance sheet.  Additionally, the Bank is not planning any future securitizations.

Damian Kozlowski, President of the Bank and CEO of the Company states: “In the 3rd quarter of 2020, we made a strategic determination as to our securitization business. As has been noted in prior Company disclosure and investor communications, we have been evaluating our securitization platform and its loan portfolio. After assessing its current profitability, market conditions and credit risk, we have decided to discontinue future securitization activity. The loan portfolio, comprised almost entirely of multi-family loans that have experienced few deferrals and delinquencies, will amortize over the next 3-5 years and be replaced by loans originated in other areas. We expect income from the portfolio to be stable over the first 2 years. A portion of the portfolio may be sold as whole loans as space is needed on our balance sheet for other lending activities. Additionally, in order to align the reduced securitization activities with our staffing needs, we have engaged in staff reductions. Our real estate team in our commercial SBA business will continue to originate select transactions.”

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "trend," "will," "continue," "expect," "intend," "anticipate," "estimate," "believe," "look forward" or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Factors that can affect future results include, but are not limited to, those discussed under the heading "Risk Factors" and "Management's Discussion and Analysis of Financial Condition" in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statement to reflect new or changing information or events after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2020	The Bancorp, Inc.

	By:	/s/ Paul Frenkiel
	Name:	Paul Frenkiel
	Title:	Chief Financial Officer and Secretary